Exhibit 99.1

NORTHERN TIER ENERGY LP ANNOUNCES PUBLIC OFFERING OF COMMON UNITS

RIDGEFIELD, Conn., April 29, 2013 /PRNewswire/ — Northern Tier Energy LP (NYSE: NTI), a Delaware limited partnership (“Northern Tier Energy” or the “Partnership”), announced today that it has commenced an underwritten public offering of 10,000,000 common units representing limited partner interests in the Partnership (the “Offering”) held by Northern Tier Holdings LLC (the “Selling Unitholder”). The common units are being sold in the offering pursuant to a registration statement on Form S-1 previously filed with the Securities and Exchange Commission (the “Commission”). In addition, the Selling Unitholder anticipates granting the underwriters a 30-day option to purchase up to an additional 1,500,000 common units. The Partnership will not receive any proceeds from the sale of the common units in the Offering.

Barclays Capital Inc., BofA Merrill Lynch, Goldman, Sachs & Co., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Deutsche Bank Securities Inc., and J.P. Morgan Securities LLC are acting as bookrunners for the Offering and Macquarie Capital (USA) Inc. and TPG Capital BD, LLC are acting as co-managers for the Offering. The Offering is being made only by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, copies of which, when available, may be obtained from:

Barclays Capital Inc. c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 telephone: 888-603-5847 email: barclaysprospectus@broadridge.com	BofA Merrill Lynch 222 Broadway New York, NY 10038 Attention: Prospectus Department email: dg.prospectus_requests@baml.com

Goldman, Sachs & Co. Attention: Prospectus Department 200 West Street, New York, NY 10282 telephone: 866-471-2526 facsimile: 212-902-9316 email: prospectus-ny@ny.email.gs.com	Citigroup Global Markets Inc. c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 telephone: 800-831-9146 email: batprospectusdept@citi.com

Credit Suisse Securities (USA) LLC Attention: Prospectus Department One Madison Avenue, New York, NY 10010 telephone: 800-221-1037 email: newyork.prospectus@credit-suisse.com	UBS Securities LLC Attention: Prospectus Department 299 Park Avenue, New York, NY 10171 telephone: 888-827-7275

Deutsche Bank Securities Inc. Attention: Prospectus Group 60 Wall Street, New York, NY 10005 telephone: 800-503-4611 email: prospectus.CPDG@db.com	J.P. Morgan Securities LLC c/o Broadridge Financial Solutions 1155 Long Island Avenue Edgewood, NY 11717 telephone: 866-803-9204

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Northern Tier Energy

Northern Tier Energy is an independent downstream energy company headquartered in Ridgefield, CT with refining, retail, and pipeline operations serving the PADD II region of the United States. Northern Tier Energy was established to own and operate the St. Paul Park Refinery as well as a retail network of SuperAmerica brand convenience stores and a 17% equity interest in the Minnesota Pipe Line.

Forward-Looking Statements

This press release contains certain “forward-looking statements” which reflect our views and assumptions on the date of this press release regarding future events. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise publicly any such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements. Please refer to our filings with the SEC for more detailed information regarding these risks, uncertainties and assumptions.

SOURCE Northern Tier Energy LP

Northern Tier Energy LP, Maria Testani, Maria.Testani@NTEnergy.com, +1-203-244-6550

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